STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

July 11, 2013

Job Number: C20130711-1076
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20130456384-76	Merge In	6 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Richard Sifuentes
Certificate Number: C20130711-1076
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

140103

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20130456384-76
	Filing Date and Time 07/11/2013 10:13 AM
	Entity Number C13461-2004

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.**

Teckmine Industries, Inc.
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Victory Electronic Cigarettes Corporation
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

Teckmine Industries, Inc.
Name of surviving entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) Choose one:

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.

(a) Owner's approval was not required from

Teckmine Industries, Inc.
Name of **merging** entity, if applicable

Victory Electronic Cigarettes Corporation
Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Teckmine Industries, Inc.
Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

Article 1 of the Articles of Incorporation of Teckmine Industries, Inc., the surviving corporation, is hereby amended to change the name of Teckmine Industries, Inc. to Victory Electronic Cigarettes Corporation

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: July 15, 2013 **Time:**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.**

Teckmine Industries, Inc.
Name of merging entity

X [signature] Director July 10, 2013
Signature Title Date

Victory Electronic Cigarettes Corporation
Name of merging entity

X [signature] President July 10, 2013
Signature Title Date

Name of merging entity

X
Signature Title Date

Name of merging entity

X
Signature Title Date

and,

Teckmine Industries, Inc.
Name of surviving entity

X [signature] Director July 10, 2013
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

200201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20130456385-87
	Filing Date and Time 07/11/2013 10:13 AM
	Entity Number C13461-2004

Name Consent or Release

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Name Consent (if name is *currently filed* in Nevada)

I, Marc Hardgrove, President of Victory Electronic Cigarettes, Inc., hereby give consent
current holder of name

to Teckmine Industries, Inc. to use the name
recipient of name consent

Victory Electronic Cigarettes Corporation
name being released for use by the recipient

Name Reservation Release (if name is *currently reserved* in Nevada)

I, ______________________, hereby give consent
current holder of reserved name

to ______________________ to use the name
person to whom reserved name is being released

____
reserved name being released

Signed: X ______________________ (document must be signed before a notary public)
signature of current holder of name

State of Florida

County of Pinellas

KATHRYN HAUSS
Notary Public - State of Florida
My Comm. Expires Nov 14, 2014
Commission # EE 41645

This document was acknowledged before me on July 11 2013
date

By Marc Hardgrove
name of person being notarized

____
signature of notary public

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

VICTORY ELECTRONIC CIGARETTES CORPORATION

Nevada Business Identification # NV20131384271

Expiration Date:

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

This license shall be considered valid until the expiration date listed above unless suspended or revoked in accordance with Title 7 of Nevada Revised Statutes.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on July 11, 2013

ROSS MILLER
Secretary of State

This document is not transferable and is not issued in lieu of any locally-required business license, permit or registration.

Please Post in a Conspicuous Location

You may verify this Nevada State Business License online at www.nvsos.gov under the Nevada Business Search.